SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): September 14, 2004
                                                         ---------------------

                                AMREP CORPORATION
                            ------------------------

             (Exact name of registrant as specified in its Charter)


          Oklahoma                   1-4702          59-0936128
        ------------               ---------        ------------
(State or other jurisdiction of   (Commission       (IRS Employer
incorporation or organization)     File Number)     Identification No.)


                 641 Lexington Avenue, New York, New York 10022
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 705-4700
                                                           --------------





                                 Not Applicable
                       -----------------------------------
                       (Former Name or Former Address, if
                          Changed Since Last Report)

ITEM 7.  Financial Statements, and Exhibits.
         -----------------------------------

         (c)   Exhibits:

         99.1 Press   Release   dated   September  14,  2004  issued  by  AMREP
               Corporation.


ITEM 12.  Results of Operations and Financial Condition.
          ----------------------------------------------

          On September 14, 2004 AMREP Corporation issued a press release that reported its results of operations for the three months ending July 31, 2004 and its financial condition at that date. The text of that release is attached as Exhibit 99.1 to this Report. This Report and its Exhibit are furnished to, and not filed with, the Commission.




                                    Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          AMREP CORPORATION

     Date:  September 14, 2004            By: /s/ Peter M. Pizza
                                          ---------------------------
                                          Peter M. Pizza
                                          Vice President and
                                          Chief Financial Officer

                                  Exhibit Index


Exhibit No.                                               Exhibit
-----------                                               -------
   99.1                                              Text of Press Release
                                                     Issued September 14, 2004.